Exhibit  10.10
                                    RAPIDTRON


Date:         August 12, 2003
To:           Peter Dermutz
From:         Steve Meineke
Subject:      Amendment to Employment Agreement related to Stock Options


This will memorialize an agreement between Rapidtron, Inc. and Peter Dermutz that amends the Employment Agreement dated January 17, 2003 between Rapidtron and John Creel, as amended on April 11, 2003 (the "Agreement"). Section 5.c of the Agreement is amended to extend the time for Rapidtron to adopt a stock option plan from July 31, 2003, until no later than September 15, 2003.

By signiing below, each party hereby acknowledges and agrees to the foregoing amendment. Except as expressly modified herein, the Agreement shall continue in full force and effect and the parties hereby ratify and reaffirm the Agreement as modified herein.


RAPIDTRON,  INC.

By: /s/ Steve Meineke
   ---------------------------------------------
   Steve Meineke, Secretary & Treasurer



ACKNOWLEDGED  AND  AGREED:

/s/ Peter  Dermutz
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Peter  Dermutz,  an  individual